SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Mutual Fund Series Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________________________

4)	Proposed maximum aggregate value of transaction:

__________________________________________________________________________________

5)	Total fee paid:

__________________________________________________________________________________

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

__________________________________________________________________________________

2)	Form, Schedule or Registration Statement No.:

__________________________________________________________________________________

3)	Filing Party:

__________________________________________________________________________________

4)	Date Filed:

__________________________________________________________________________________

AST Fund Solutions, LLC 55 Challenger Road, Suite 201 Ridgefield Park, NJ 07660

<Line 1>

<Line 2>

<Line 3>

<Line 4>

<Line 5>

<Line 6: CITY STATE ZIP>

October 5, 2017

Dear Shareholder,

We have been trying to contact you regarding an important matter pertaining to your investment in the Day Hagan Tactical Dividend Fund. This matter relates to an important operational initiative for the Fund and we urgently need your response by October 13, 2017.

Please call us today regarding this matter. The call will only take a few moments of your time, and you will not be asked to provide any confidential information.

Our number is (800) 814-9324 and our representatives are available between 9:00 a.m. and 10:00 p.m., Eastern Time, Monday through Friday. When you call, please have available the reference number listed below.

Thank you in advance for your assistance.

Sincerely,

Thomas Nader

Executive Vice President

REFERENCE NUMBER: 123456789